Exhibit 10.5

Labor Contract

Party A (Employer): Harbin Yew Science and Technology Development Co., Ltd

Address: 5th Floor, Far East Building, Area B, No. 18 Heng Shan Road, Xiang Fang District, Harbin City, Hei Longjiang Province • China

Legal Representative: Zhiguo Wang

Person in charge: Yingjun Jiang

Party B (Employee): Xingming Han

Home Address: No.23 Tong Zhan Street, Xiang Fang District, Harbin City

ID Number: 232102196504240818

Supervised by Harbin Labor and Social Security Bureau

The Labor Contract Notes

1. Both Party A and Party B should read the content of the employment contract carefully before signing it. Once the employment contract is signed, it has the binding force, and both Party A and Party B should fully perform it.

2. The employer should earnestly fulfill the rules and regulations and notification of significant events, which are directly related to the laborer’s vital interest.

3. When hiring a employee, the employer shall neither seize the employee’s ID card or any other valid documentations nor require the employee to provide security or collect property from the employee under some other names.

4. Once this contract is signed, both parties cannot amend the content of the employment contract arbitrarily.

5. Party A and Party B each holds one copy of this contract, and Party A must not keep Party B’s employment contract. When terminated or discharged, the contract should be kept for two year for review.

6. If Party B has terminated or discharged the employment contract with other employers, Party B should honestly explain whether it can cause damage to the former employer and Party B should make a promise in written form that if it can cause damage to the former employer, Party A must not employ the laborer.

7. This contract must be signed by Party B in person.

According to the Labor Law of PRC, Labor Contract Law of PRC and relevant laws, regulations and rules, Party A and Party B sign this contract and obey all the clauses listed in the contract on the basis of equality, free will, mutual consultation and good faith.

I. Term of Labor Contract (the figure is capitalized)

Article 1 Both parties choose the following No.1 form to confirm the term of this contract:

(1) Fixed term: the term of this contract is three years (    months), starting from April 9th, 2009 to April 8th, 2012, including  0  (months, days) of probation period.

(2) Flexible term: starting from    day    month    year to the time when legal or the contract agreed termination conditions appears.

(3) Based on the term of completing a specific amount of work. It terminates from    day    month    year to the work task is finished. And among that, the probation period is from    day    month                 year to    day    month    year, and the term is    days.

II. Working Content and Working Place

Article 2 According to the needs of Party A’s work, Party B agrees to be engaged in the General Manager post (type of work). Upon consent of both parties, the work post (type of work) can be changed.

Article 3 Party B should accomplish h the specified quantity of work on time at the request of Party A and the work should meet the prescribed standard of quality

Article 4 Party B agrees to work at the working place arranged by Party A: No. 18 Heng Shan Road, Xiang Fang District, Harbin City. According to the need of Party A, the working place can be changed upon the consent of both sides

III. Working Hours, Rest and Leave

Article 5 Party B implements the standard working time system.

(1) If the standard working time system is implemented, the working time of each day for Party B arranged by Party A should not exceed 8 hours, and average working time of every week should not exceed 40 hours. Due to the need of work, Party A can lengthen the working time after consulting with labor union and Party B, but generally the lengthened working time per day should not exceed an hour. If the working time is lengthened due to special reason, it should not exceed 36 hours every month.

(2) If comprehensive computation man-hour workpiece system is implemented, the average working time per day cannot exceed 8 hours, and the average working time per week cannot exceed 40 hours.

(3) If flexible work time system is implemented, the working time, rest and leave are arranged by Party B.

Article 6 If Party A lengthens the working time of Party B, Party A should arrange additional rest time equal to the lengthened working hours or pay work over-time salary to Party B.

Article 7 Party B enjoys all the rights of taking a rest/taking a holiday specified by the state during the contract term, and Party A should guarantee that Party B at least has one day off for each week.

IV. Labor Protection and Labor Conditions

Article 8 Party A should strictly implement the national and local laws, regulations and rules concerning labor protection, and provide the essential labor conditions and tools for Party B, establish and perfect the production technological process, and formulate operational procedures, working norms, and labor safety and hygiene system and standard.

Article 9 If Party B is engaged in work which may cause occupational disease, Party A should arrange occupational health check-up before starting work and after leaving the post according to the relevant stipulations of the state, and Party A should carry out occupational health check-up for Party B regularly within the contract term.

Article 10 Party A has the obligation to educate and train Party B connection with professional ethic, business skill, labor safety and hygiene as well as relevant rules and regulations.

Article 11 Party B has the right to refuse Party A’s orders that violate the regulations, and has the right to put forward criticism and report to the relevant authorities that Party A and its managerial staff ignore Party B’s safety and health.

V. Labor Payment

Article 12 The salary during the probation period should not be lower than the lowest-grade salary of the employer or 80% of the salary agreed by Article 13 of this contract, and should not be lower than the minimum wage standard of the area where the employer is located.

Article 13 When the probation period of Party B expires, Party A should confirm that Party B implements the following No. (1) wage system according to the wage system of Party A:

(1) Hourly wages. The salary of Party B is made up of the following several parts: post salary,    ,    ,    ;the standard is respectively 7000 CNY/month,    CNY    /month,    CNY    /month. If the wage system of Party A or the work posts of Party B changes, it is confirmed according to the new salary standard.

2) Wage for piecework. Party A should make scientific and reasonable standard of production quota    and the unit price of wage for piecework is CNY.

(3) Other wage system. The detailed agreement can be listed in Article 44 of this contract

Article 14 Party A should pay the salary to Party B every month, which is the legally inclined form, and the pay day is the 20th day of every month. Party A must not reduce or delay the salary without cause.

Article 15 If Party A arranges Party B to extend the day-time working time of Party B, Party A should pay the remuneration not lower than 150% of Party B’s salary. If Party A arranges Party B to work on rest day but cannot arrange supplementary rest day, it should pay remuneration not lower than 200% of Party B’s salary. If Party A arranges Party B to work on official holiday, it should pay remuneration not lower than 300% of Party B’s salary.

Article 16 The period that Party A shuts down, stops production and close the business (not caused by Party B), does not exceed one month, Party A should pay salary to Party B according to the wage standard agreed in this contract; if the period exceeds one month but Party A does not arrange work for Party B, Party A should pay the living cost (due to shutdown) not lower than the local unemployment insurance standard to Party B.

Article 17 If Party A lengthens the working time of Party B, Party A should arrange equal time for Party B to rest or pay overtime pay to Party B in accordance with the law.

Article 18 Party B enjoys vacation like annual leave, home leave and funeral leave, Party A should pay salary to Party B according to the standard of relevant national and local regulations or the standard agreed in the labor contract.

VI. Social Insurance and Welfare Treatment

Article 19 Party A should pay basic pension insurance, basic medical insurance, unemployment insurance, insurance against injury at work and childbirth insurance for Party B according to the national and local laws, regulations and policies on social insurance, as for the part of social insurance paid by the individual, Party A can withhold from Party B’s salary. When both sides cancel or terminate the contract of labor, Party A should go through formalities of transferring the file and social insurance for Party B within 5 days.

Article 20 When Party B is sick or injured not related to work; the medical treatment received by Party B is implemented according to relevant national and local policies and regulations.

Article 21 Party B’s work-related injury treatment is implemented according to relevant national and local policies and regulations.

Article 22 All treatments enjoyed by Party B during pregnancy period, childbirth period and nursing period are implemented according to relevant national and local policies and regulations on childbirth insurance.

Article 23 Party A offers the following welfare treatment to Party B:

VII. Labor Discipline and Rules & Regulations

Article 24 All rules and regulations that Party A makes in accordance with the law should be publicly demonstrated to Party B.

Article 25 Party B should strictly abide by the rules and regulations that Party A makes, accomplish the working task, improve the vocational skills, carry out the procedures of labor safety and hygiene, and abide by the labor discipline and professional ethics.

Article 26 If Party B violates the labor discipline, Party A can impose corresponding administrative disposal, sanction or economic punishment until terminate the contract according to the rules and regulations of Party A.

VIII. The Alteration, Canceling, Termination and Renewal of the Labor Contract

Article 27 If this contract cannot be fulfilled because the great changes take place in the objective situations on which this contract is based, the relevant contents of this contract can be altered upon the agreement of both sides through consultation.

Article 28 Upon the consensus of both sides, this contract can be terminated.

Article 29 If Party B has one of the following situations; Party A can terminate this contract.

1. During the probation period, Party B is proved to be unqualified for the hiring conditions. The hiring conditions are:

2. Party B has seriously violated the labor discipline or Party A’s rules and regulations;

3. Party B seriously neglects his (her) duty or engages in fraud for selfish ends, causing great damage to Party A’s interests;

4. Party B establishes the labor relation with other employer at the same time, causing serious influence on Party B in finishing the task of Party A, or Party A proposes the issue, Party B refuses to correct it;

5. Party B makes Party A execute or alter the labor contract against the true intension by means of fraud;

6. Party B is subject to criminal liabilities according to the law.

Article 30 If one of the following situations takes place, Party A can cancel this contract, but should inform Party B in written form 30 days in advance or pay extra salary for one month to Party B.

1. Party B is sick or injured not related to work, and after the medical treatment, he or she still cannot be engaged in the original work or other work arranged by Party A.

2. Party B is incompetent for the work and still incompetent for the work after receiving training or changing work post;

3. Both sides cannot reach an agreement on altering the contract according to Article 27 of this contract.

Article 31 When Party A is on the verge of going bankrupt and carries out rectification according to the law or the production and operation meet serious difficulty (difficult enterprise standard that the local government stipulates), Party A can cancel this contract after it explains the situation to the labor union or all the staff members, and listens to the suggestion of them and reports to the labor insurance administrative department.

Article 32 If Party B has one of the following situations; Party A must not terminate or cancel this contract according to Article 30 and Article 31 of this contract:

1. Engaged in the occupational-disease-inductive operation and no health check-up before leaving the post or the suspected occupational patient under diagnosis or under medical observation;

2. Suffer from the occupational disease or have work-related injury, the contract of labor should not be terminated or cancelled according to the national regulations;

3. Be sick or have non-work-related injury, but within fixed medical treatment period;

4. During the pregnancy period, childbirth period or nursing period for the female employee;

5. Work for Party A for 15 years in succession, and in less than five years, he (she) will reach the legal retirement age;

6. Hold the post of collective consultation representative and perform the duty of a representative;

7. Other situations conforming to the laws and regulations.

Article 33 If one of the following situations takes place, Party B can terminate this contract with Party A at any time and Party A should pay corresponding labor remuneration and pay social insurance for Party B in accordance with the law.

1. The employer has not provided labor protection or labor conditions according to the agreement of the labor contract;

2. The employer has not paid fixed amount of labor remuneration in time;

3. The employer has not paid social insurance for the laborer in accordance with the law;

4. The employer’s rules and regulations violate the provisions of laws and regulations, and damage the laborer’s rights and interests;

5. The employer causes the labor contract to be invalid due to the situation stipulated by Article 26 of Labor Contract Law of PRC;

6. Other situations under which the law and administrative statute stipulate, the laborer can cancel the labor contract.

Article 34 If Party B cancels the labor contract; it should inform Party A in written form 30 days in advance.

Article 35 When this contract expires, the labor contract ends at once; both sides can renew the labor contract upon agreement through consultation.

Article 36 After this contract expires, if there is still working relationship between both sides, Party A should sign supplementary or renew the labor contract with Party B in time. When both sides cannot reach an agreement on the contract term, the contract term of the supplementary or renewed labor contract cannot be shorter than one month from the date of signature. If Party B conforms to flexible-term labor contract condition, Party A should sign flexible-term labor contract with Party B.

Article 37 For formulate the flexible-term labor contract, if legal terminating condition appears or the following terminating conditions agreed by both sides appear, this contract is terminated.

IX. Economic Compensation and Indemnity

Article 38 If Party A has not paid labor remuneration in full amount and in time to the laborer according to the agreement of the labor contract or the national regulations or does not pay overtime pay after arranging overtime work, Party A needs to pay indemnity based on the standard of more than 50% and less than 100% of the payable amount to Party B except for paying salary in full amount within fixed time to Party B. If the salary of Party B paid by Party A is lower than the minimum local wage standard, Party A needs to pay indemnity based on the standard of more than 10% and less than 100% of the payable amount to Party B except for supplementing the part that is lower than the minimum local wage standard.

Article 39 If Party A cancels Party B’s labor contract, Party A should pay economic compensation to Party B according to Article 47 of Labor Contract Law of PRC except under the situation stipulated by Article 29 of this contract.

Article 40 If the labor contract is terminated because Party B violates the regulation or the agreement of this contract and causes loss to Party A, Party B should compensate the following losses of Party A:

1. The training fee and recruitment & hiring fee paid by Party A;

2. Direct economic losses caused for the production, operation and work;

3. Other indemnity agreed under this contract.

X. Liabilities for Violating the Labor Contract

Article 41 When one party violates this contract, it should bear the following liabilities for breach of the contract

XI. Other Issues Agreed by Both Parties

Article 42

XII. Settlement of Labor Disputes

Article 43 Both parties should apply to the employing unit for mediation under the Labor Dispute Mediation Committee. If one side concerned demands for arbitration because it is unwilling to mediate or the mediation fails, the said side should apply for the Labor Dispute Arbitration Commission for arbitration within 60 days dating from the day when the labor dispute takes place. One side concerns can also directly apply for the Labor Dispute Arbitration Commission for arbitration; if it does not agree with the arbitral award, it can bring a lawsuit to the People’s Court.

XIII Other Issues

Article 44 As the appendixes of this contract, the following special agreements and rules and regulations have the same legal effect with this contract.

Article 45 As for matters not mentioned herein, both sides can resolve through consultation; matters that are contrary to the future relevant regulations such as the state law and administrative statute, they should be implemented according to relevant regulations.

Article 46 This contract is in duplicate and each side holds one copy.

Article 47 Party B confirms the following address as the address for sending the relevant documents concerning the labor relation management. If the following address changes, Party B should tell to Party A in written form.

Party A (seal): Harbin Yew Science and Technology Development Co., Ltd.

Legal Representative (Entrusted Agent): (signature) /s/ Zhiguo Wang

Person in charge (Entrusted Agent): (signature) /s/ Xingming Han

Party B: (signature) /s/ Xingming Han

(This employment contract should be kept at least for two years by Party A since the day both parties cancel or end the contract)